Exhibit 99.1
Doximity Announces Fiscal 2024 Third Quarter Financial Results
Total revenues of $135.3 million, up 17% year-over-year
Net income margin of 35% and adjusted EBITDA margin of 54%
Net income growth of 43% and adjusted EBITDA growth of 32% year-over-year

SAN FRANCISCO, Calif., February 8, 2024 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2024 third quarter ended December 31, 2023.
"We’re proud to deliver another quarter of double-digit engagement growth across our entire platform, with a beat and raise on both our top and bottom lines,” said Jeff Tangney, co-founder and CEO of Doximity. “Our clinical workflow tools continue to drive daily use among doctors, and we now count 17 of the top 22 U.S. hospitals as enterprise software clients.”
Fiscal 2024 Third Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended December 31, 2022.
•Revenue: Revenue of $135.3 million, versus $115.3 million, an increase of 17% year-over-year.
•Net income and non-GAAP net income: Net income of $48.0 million, versus $33.5 million, representing a margin of 35.4%, versus 29.0%. Non-GAAP net income of $58.5 million, versus $45.8 million, representing a margin of 43.2%, versus 39.7%.
•Adjusted EBITDA: Adjusted EBITDA of $73.3 million, versus $55.5 million, an increase of 32% year-over-year, representing adjusted EBITDA margins of 54.2%, versus 48.2%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.24, versus $0.16, while non-GAAP diluted net income per share was $0.29, versus $0.22.
•Operating cash flow and free cash flow: Operating cash flow of $50.1 million, versus $48.7 million, an increase of 3% year-over-year, and free cash flow of $48.7 million, versus $47.5 million, an increase of 3% year-over-year.
Financial Outlook
Doximity is providing guidance for its fiscal fourth quarter ending March 31, 2024 as follows:
•Revenue between $115.9 million and $116.9 million.
•Adjusted EBITDA between $50.5 million and $51.5 million.
Doximity is updating guidance for its fiscal year ending March 31, 2024 as follows:
•Revenue between $473.3 million and $474.3 million.
•Adjusted EBITDA between $224.5 million and $225.5 million.

Conference Call Information
Doximity posted prepared remarks on its investor relations website at https://investors.doximity.com. Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The Company's network members include over 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers and on-call schedules, and conduct virtual patient visits. Doximity's mission is to help doctors be more productive so they can provide better care for their patients. For more information, visit www.doximity.com.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of uncertainty in the current economic environment and macroeconomic uncertainty; (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and as may be updated in any subsequent Quarterly Reports on Form 10-Q. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	December 31, 2023	March 31, 2023
Assets
Current assets:
Cash and cash equivalents	$123,089	$158,027
Marketable securities	587,149	682,972
Accounts receivable, net	97,584	107,047
Prepaid expenses and other current assets	27,191	22,289
Deferred contract costs, current	5,886	5,118
Total current assets	840,899	975,453
Property and equipment, net	11,839	11,279
Deferred income tax assets	37,204	34,907
Operating lease right-of-use assets	12,808	13,819
Intangible assets, net	28,379	31,836
Goodwill	67,940	67,940
Other assets	1,580	1,654
Total assets	$1,000,649	$1,136,888
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,880	$1,272
Accrued expenses and other current liabilities	34,079	31,245
Deferred revenue, current	66,694	105,238
Operating lease liabilities, current	2,109	1,752
Total current liabilities	104,762	139,507
Deferred revenue, non-current	166	198
Operating lease liabilities, non-current	12,947	13,885
Contingent earn-out consideration liability, non-current	10,787	15,942
Income taxes payable, non-current	6,532	99
Other liabilities, non-current	841	1,141
Total liabilities	136,035	170,772
Stockholders' Equity
Preferred stock	—	—
Common stock	186	194
Additional paid-in capital	808,078	762,150
Accumulated other comprehensive loss	(4,653)	(14,083)
Retained earnings	61,003	217,855
Total stockholders' equity	864,614	966,116
Total liabilities and stockholders’ equity	$1,000,649	$1,136,888

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
Revenue	$135,284	$115,262	$357,365	$308,086
Cost of revenue(1)	12,190	13,526	38,102	39,813
Gross profit	123,094	101,736	319,263	268,273
Operating expenses(1):
Research and development	19,946	20,519	61,835	58,645
Sales and marketing	34,956	33,220	99,612	90,375
General and administrative	9,641	9,513	27,854	26,986
Restructuring	—	—	7,936	—
Total operating expenses	64,543	63,252	197,237	176,006
Income from operations	58,551	38,484	122,026	92,267
Other income, net	4,481	2,461	15,223	4,173
Income before income taxes	63,032	40,945	137,249	96,440
Provision for income taxes	15,076	7,477	30,285	14,290
Net income	$47,956	$33,468	$106,964	$82,150
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.26	$0.17	$0.56	$0.43
Diluted	$0.24	$0.16	$0.52	$0.38
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	186,309	192,805	191,302	192,963
Diluted	200,463	212,065	207,265	213,656
(1) Costs and expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
Cost of revenue	$2,466	$2,695	$7,205	$7,209
Research and development	3,080	4,002	8,874	9,416
Sales and marketing	4,060	4,856	12,752	11,912
General and administrative	2,165	2,431	6,742	6,306
Restructuring	—	—	3,646	—
Total stock-based compensation expense	$11,771	$13,984	$39,219	$34,843

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
Cash flows from operating activities
Net income	$47,956	$33,468	$106,964	$82,150
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,509	2,616	7,717	7,575
Deferred income taxes	—	9,287	—	9,392
Stock-based compensation, net of amounts capitalized	11,771	13,984	39,219	34,843
Non-cash lease expense	522	538	1,599	1,490
Amortization of premium (accretion of discount) on marketable securities, net	(1,683)	471	(3,477)	3,144
Loss on sale of marketable securities	260	593	402	1,093
Amortization of deferred contract costs	1,548	1,518	6,278	6,357
Change in fair value of contingent earn-out consideration liability	452	417	768	323
Other	788	373	457	474
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	(1,135)	3,997	8,509	6,191
Prepaid expenses and other assets	6,523	(1,727)	(3,981)	1,924
Deferred contract costs	(4,477)	(4,067)	(6,925)	(6,409)
Accounts payable, accrued expenses and other liabilities	10,429	7,197	2,366	2,723
Deferred revenue	(24,823)	(19,970)	(38,576)	(18,098)
Operating lease liabilities	(586)	2	(1,168)	(209)
Net cash provided by operating activities	50,054	48,697	120,152	132,963
Cash flows from investing activities
Cash paid for acquisition	—	—	—	(53,500)
Purchases of property and equipment	(36)	(204)	(147)	(1,680)
Internal-use software development costs	(1,288)	(1,012)	(4,020)	(3,478)
Purchases of marketable securities	(101,112)	(39,080)	(281,338)	(130,257)
Maturities of marketable securities	105,418	10,576	318,186	35,014
Sales of marketable securities	37,150	43,024	74,675	107,182
Net cash provided by (used in) investing activities	40,132	13,304	107,356	(46,719)
Cash flows from financing activities
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	2,540	1,871	9,758	7,455
Proceeds from issuance of common stock in connection with the employee stock purchase plan	—	—	1,494	2,341
Taxes paid related to net share settlement of equity awards	(1,248)	(1,092)	(5,332)	(2,353)
Repurchase of common stock	(76,792)	—	(262,976)	(70,042)
Payment of contingent consideration related to a business combination	—	—	(5,390)	—
Net cash provided by (used in) financing activities	(75,500)	779	(262,446)	(62,599)
Net increase (decrease) in cash and cash equivalents	14,686	62,780	(34,938)	23,645
Cash and cash equivalents, beginning of period	108,403	73,674	158,027	112,809
Cash and cash equivalents, end of period	$123,089	$136,454	$123,089	$136,454
Supplemental disclosures of cash flow information
Cash paid for taxes, net of refunds	$8,925	$2,381	$38,363	$2,504

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense, amortization of acquired intangible assets, restructuring expense, change in fair value of contingent earn-out consideration liability, and acquisition and other related expenses from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, restructuring expense, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. For the purposes of this calculation, subscription revenue excludes subscriptions for individuals and small practices and other non-recurring items. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $100,000 and $1 million: The number of customers with TTM subscription revenue greater than $100,000 and $1 million is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $100,000 and $1 million in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
	(unaudited)
	(in thousands, except percentages)
Net income	$47,956	$33,468	$106,964	$82,150
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	30
Stock-based compensation	11,771	13,984	35,573	34,843
Depreciation and amortization	2,509	2,616	7,717	7,575
Provision for income taxes	15,076	7,477	30,285	14,290
Restructuring expense	—	—	7,936	—
Change in fair value of contingent earn-out consideration liability	452	417	768	323
Other income, net	(4,481)	(2,461)	(15,223)	(4,173)
Adjusted EBITDA	$73,283	$55,501	$174,020	$135,038

Revenue	$135,284	$115,262	$357,365	$308,086
Net income margin	35.4%	29.0%	29.9%	26.7%
Adjusted EBITDA margin	54.2%	48.2%	48.7%	43.8%

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$50,054	$48,697	$120,152	$132,963
Purchases of property and equipment	(36)	(204)	(147)	(1,680)
Internal-use software development costs	(1,288)	(1,012)	(4,020)	(3,478)
Free cash flow	$48,730	$47,481	$115,985	$127,805
Other cash flow components:
Net cash provided by (used in) investing activities	$40,132	$13,304	$107,356	$(46,719)
Net cash provided by (used in) financing activities	$(75,500)	$779	$(262,446)	$(62,599)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$12,190	$13,526	$38,102	$39,813
Adjusted to exclude the following:
Stock-based compensation	(2,466)	(2,695)	(7,205)	(7,209)
Amortization of acquired intangibles	—	(137)	(274)	(410)
Non-GAAP cost of revenue	$9,724	$10,694	$30,623	$32,194

GAAP gross profit	$123,094	$101,736	$319,263	$268,273
Adjusted to exclude the following:
Stock-based compensation	2,466	2,695	7,205	7,209
Amortization of acquired intangibles	—	137	274	410
Non-GAAP gross profit	$125,560	$104,568	$326,742	$275,892

GAAP gross margin	91.0%	88.3%	89.3%	87.1%
Non-GAAP gross margin	92.8%	90.7%	91.4%	89.6%

GAAP research and development expense	$19,946	$20,519	$61,835	$58,645
Adjusted to exclude the following:
Stock-based compensation	(3,080)	(4,002)	(8,874)	(9,416)
Non-GAAP research and development expense	$16,866	$16,517	$52,961	$49,229

GAAP sales and marketing expense	$34,956	$33,220	$99,612	$90,375
Adjusted to exclude the following:
Stock-based compensation	(4,060)	(4,856)	(12,752)	(11,912)
Amortization of acquired intangibles	(1,061)	(1,061)	(3,183)	(3,185)
Change in fair value of contingent earn-out consideration liability	(452)	(417)	(768)	(323)
Non-GAAP sales and marketing expense	$29,383	$26,886	$82,909	$74,955

GAAP general and administrative expense	$9,641	$9,513	$27,854	$26,986
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	(30)
Stock-based compensation	(2,165)	(2,431)	(6,742)	(6,306)
Non-GAAP general and administrative expense	$7,476	$7,082	$21,112	$20,650

GAAP operating expense	$64,543	$63,252	$197,237	$176,006
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	(30)
Stock-based compensation	(9,305)	(11,289)	(28,368)	(27,634)
Amortization of acquired intangibles	(1,061)	(1,061)	(3,183)	(3,185)
Change in fair value of contingent earn-out consideration liability	(452)	(417)	(768)	(323)
Restructuring	—	—	(7,936)	—
Non-GAAP operating expense	$53,725	$50,485	$156,982	$144,834

	Three Months Ended December 31,		Nine Months Ended December 31,
	2023	2022	2023	2022
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$58,551	$38,484	$122,026	$92,267
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	30
Stock-based compensation	11,771	13,984	35,573	34,843
Amortization of acquired intangibles	1,061	1,198	3,457	3,595
Change in fair value of contingent earn-out consideration liability	452	417	768	323
Restructuring	—	—	7,936	—
Non-GAAP operating income	$71,835	$54,083	$169,760	$131,058

GAAP net income	$47,956	$33,468	$106,964	$82,150
Adjusted to exclude the following:
Acquisition and other related expenses	—	—	—	30
Stock-based compensation	11,771	13,984	35,573	34,843
Amortization of acquired intangibles	1,061	1,198	3,457	3,595
Change in fair value of contingent earn-out consideration liability	452	417	768	323
Restructuring	—	—	7,936	—
Income tax effect of non-GAAP adjustments (1)	(2,790)	(3,276)	(10,024)	(8,146)
Non-GAAP net income	$58,450	$45,791	$144,674	$112,795
Non-GAAP net income margin	43.2%	39.7%	40.5%	36.6%

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	186,309	192,805	191,302	192,963
Diluted	200,463	212,065	207,265	213,656

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.31	$0.24	$0.76	$0.58
Diluted	$0.29	$0.22	$0.70	$0.53
(1) For the three and nine months ended December 31, 2023 and 2022, management used an estimated annual effective non-GAAP tax rate of 21.0%.